SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                               EXCHANGE ACT OF 1934
                                (AMENDMENT NO.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission
      Only (as permitted by Rule 14a-6(e)(2))
[x ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to 240.14a-12


                           COMMUNITY NATIONAL BANCORPORATION
     ------------------------------------------------------------------------
                   (Name of Registrant as Specified in Its Charter)


     ------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x ]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

      2)  Form, Schedule or Registration Statement No.:

      3)  Filing Party:

      4)  Date Filed:

                            COMMUNITY NATIONAL BANCORPORATION

                         NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD WEDNESDAY, MAY 25, 2005

Dear Community National Bancorporation Shareholder:

     The Annual Meeting of Shareholders of Community National Bancorporation (the "Company") will be held on Wednesday, May 25, 2005 at 2:00 p.m., Eastern Time, at The Thrasher House, 720 Hudson Avenue, Ashburn, Georgia 31714, for the following purposes:

     1. To elect four Class III directors to hold office until the 2008 Annual Meeting of Shareholders or until their successors shall have been elected and qualified; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed April 15, 2005 as the record date for the determination of shareholders entitled to vote at the Annual Meeting of Shareholders. Information relating to the above matters is set forth in the Proxy Statement accompanying this Notice. Only holders of the Company's common stock, no par value, as of the close of business on the record date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

     In addition to the Proxy Statement and the proxy card or broker voting instruction card, a copy of the Company's Annual Report is enclosed with this Notice.

     You are cordially invited to attend the Annual Meeting in person. Whether or not you are able to attend the meeting, please vote your shares as instructed by these materials as soon as possible.


                                  By Order of the Board of Directors


                                  Theron G. Reed
                                  President and Chief Executive Officer
April 26, 2005


                        PLEASE PROMPTLY COMPLETE AND RETURN THE
                        ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                          COMMUNITY NATIONAL BANCORPORATION
                             561 EAST WASHINGTON AVENUE
                               ASHBURN, GEORGIA 31714

                                   PROXY STATEMENT

         FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 25, 2005


        QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

     The Board of Directors of Community National Bancorporation, a Georgia corporation (the "Company"), has sent this proxy statement to you to solicit your proxy to vote at the Company's 2005 Annual Meeting of Shareholders to be held on May 25, 2005, beginning at 2:00 p.m. local time (the "Annual Meeting"). The Annual Meeting will be held at The Thrasher House, 720 Hudson Avenue, Ashburn, Georgia 31714. This proxy statement contains important information about the proposal to be considered and voted on at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy or voting instruction card. These proxy materials were first sent on or about April 27, 2005 via first class mail to all shareholders of record of the Company entitled to vote at the Annual Meeting.

WHO MAY VOTE AT THE ANNUAL MEETING?

     Only shareholders of record of the Company's common stock at the close of business on April 15, 2005 are entitled to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. On the record date, there were 2,008,595 shares of the Company's common stock issued and outstanding held by approximately 1,158 shareholders of record. The common stock is the Company's only class of voting stock.

HOW MANY VOTES DO I HAVE?

     Each share of common stock that you owned on the record date entitles you to one vote. The enclosed proxy card indicates the number of shares of common stock that you own.

WHAT IF MY SHARES ARE HELD THROUGH A BROKER?

     Many of the Company's shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially through a broker, bank or other nominee.

     * Shares Owned as a Shareholder of Record. If your shares are registered directly in your name with the Company's transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, to be the shareholder of record, and the Company is sending these proxy materials directly to you as such. As the shareholder of record, you may give representatives of the Company a proxy to vote your shares as


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
         you direct, or you may vote in person at the Annual Meeting. The Company has enclosed a proxy card for you to use.

     * Shares Owned Beneficially Through a Broker, Bank or Other Nominee. Shares that are registered in the name of a brokerage account or by a bank or other nominee are commonly referred to as being held in "street name." If you hold your shares in street name, these proxy materials were forwarded to you by your broker or nominee, which is considered, with respect to those shares, to be the shareholder of record. As the beneficial owner of shares held in street name, you have the right to direct the broker or nominee how to vote your shares. You also have the right to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you first obtain a signed proxy from the shareholder of record giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. The broker or nominee also has provided you with instructions on how to obtain a proxy to vote your shares at the Annual Meeting should you wish to do so.

HOW DO I VOTE IN PERSON AT THE ANNUAL MEETING?

     Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification. If you hold your shares in street name, you must have a signed proxy from the broker, bank or other nominee in order to vote your shares in person at the Annual Meeting.

     Even if you currently plan to attend the Annual Meeting, the Company requests that you also submit your proxy as described below so that your vote will be counted if you ultimately do not attend the meeting.

HOW DO I VOTE BY PROXY?

     Whether you hold shares directly as the shareholder of record or in street name, you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this by mail. Please refer to the instructions included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

     Whether or not you plan to attend the Annual Meeting, the Company urges you to complete and sign the enclosed proxy card and return it to the Company promptly in the accompanying envelope. Returning the proxy card will not affect your right to attend and vote at the Annual Meeting. If you properly complete and sign the proxy card and send it to the Company in advance of the Annual Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed.

     If your shares are held in street name, you must instruct your broker or nominee as to how your shares should be voted. If you fail to do so, the broker or nominee may be authorized to vote for you on some routine items but prohibited from voting on other items. Those items for which your broker cannot vote result in broker non-votes.


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
     The Company does not know of any matters other than the election of directors that will be brought before the Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, your proxy will be voted on those matters as determined in the discretion of the proxy holder.

HOW DO I REVOKE MY PROXY?

     You may revoke or change your proxy or voting instruction at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may revoke your proxy in any of three ways:

     *   You may send in another proxy with a later date.

     * You may notify the Company's Secretary in writing before the Annual Meeting that you have revoked your proxy.

     *   You may vote in person at the Annual Meeting.

Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

     For shares held by you in street name, you may revoke or change your proxy by submitting new voting instructions to your broker or nominee, or you may vote your shares at the Annual Meeting if you have first obtained a proxy from your broker or nominee.

WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETING?

     In order to carry on the business of the Annual Meeting, there must be a quorum. A quorum requires the presence, in person or by proxy, of the holders of at least a majority of the votes of each class of stock entitled to vote at the Annual Meeting. The Company counts abstentions and broker non-votes as present and entitled to vote for purposes of determining a quorum.

HOW WILL VOTES BE COUNTED?

     Directors will be elected by a plurality of the votes cast at the Annual Meeting. This means that only votes cast for a nominee will be counted, and the four nominees for director who receive the most votes will be elected as directors. Broker non-votes and instructions to withhold authority to vote for any nominee will result in that nominee receiving fewer votes.

     The proposal to elect directors will not create dissenters' rights under Georgia law. Shareholders of the Company do not have the right to cumulate their votes for the election of directors.

WHO WILL PAY FOR THIS PROXY SOLICITATION?

     The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the Company's directors, officers and employees may solicit proxies or votes in person, by telephone or by other electronic means of communication. The Company's directors, officers and employees will not receive any additional compensation for these solicitation activities. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding these proxy materials to shareholders.


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
HOW CAN I SUBMIT A SHAREHOLDER PROPOSAL FOR THE NEXT ANNUAL MEETING?

     You may submit proposals for consideration at future shareholder meetings, including director nominations. If you wish to submit proposals for inclusion in the Company's proxy statement for the 2006 Annual Meeting of Shareholders, you must submit such proposals so that they are received by the Company no later than December 28, 2005. Such proposals must comply with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, and all other applicable proxy rules and requirements contained in the Company's bylaws relating to shareholder proposals in order to be included in the Company's proxy materials.

     If you wish to nominate persons for election to the Company's Board of Directors or submit some other proposal for consideration at an annual meeting of the Company's shareholders, but do not wish to submit the proposal for inclusion in the Company's proxy materials pursuant to Rule 14a-8, you must:

     * Notify the Company's Secretary in writing not less than 60 or more than 90 days before the Annual Meeting.

     * If the Company gives you fewer than 40 days' notice or prior public disclosure of the meeting date, however, you may notify the Company within 10 days after the notice was mailed or publicly disclosed.

     * Your notice must contain the specific information required by the Company's bylaws.

     Shareholder nominations for election of directors and other proposals should be submitted to Community National Bancorporation, Attention: Secretary, 561 East Washington Avenue, Ashburn, Georgia 31714. You may also contact the Company's Secretary at the above address for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

WHERE CAN I FIND MORE INFORMATION ABOUT THE COMPANY?

     The Company is subject to the informational requirements of the Exchange Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). You may inspect and copy the reports, proxy statements and other information filed with respect to the Company in the public reference room of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission toll-free at 1-800-SEC-0330 for further information about the public reference room. The SEC also maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements, registration statements and other information filed with the SEC through the EDGAR system.


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
                            PROPOSAL ONE: ELECTION OF DIRECTORS

     The Board of Directors is currently composed of thirteen members, and after the Annual Meeting, assuming all of the nominees listed below are elected, the Board of Directors will continue to be composed of thirteen members. Our current directors are as follows:

Name                           Age      Position
----                           ---      --------
T. Brinson Brock, Sr.          48       Class I Director
Willis R. Collins              60       Class I Director
Shirley Crawford               68       Class I Director
Donald M. Crews                57       Class I Director
Benny W. Denham                74       Class I Director
Lloyd G. Ewing                 60       Class II Director
Grady E. Moore                 70       Class II Director
Joe S. Sheppard                71       Class II Director
Sara Ruth Raines               59       Chairman of the Board of Directors
                                          and Class II Director
Bobby Y. Franklin              58       Class III Director
Benjamin E. Walker             74       Class III Director
Jimmie Ann Ward                67       Class III Director
Freddie J. Weston, Jr.         67       Class III Director

     Directors of the Company are elected at the annual meeting of the Company's shareholders. In accordance with the Company's articles of incorporation, the Board of Directors is divided into three classes, Class I, Class II and Class III, whose terms are staggered so that approximately one-third of the Board is elected at each annual meeting of the shareholders. Members of each class serve for a term of three years and until their successors are elected. The Class I directors will serve until the expiration of their terms at the 2006 annual meeting of shareholders. The Class II directors will serve until the expiration of their terms at the 2007 Annual Meeting. The term of the Class III directors expires at the upcoming 2005 Annual Meeting, and each of the Class III directors has been nominated for reelection at the Annual Meeting.

CURRENT NOMINEES FOR DIRECTOR

     The biographies of the Class III directors, each of whom has been nominated for reelection at the Annual Meeting, follows. Except as otherwise indicated, each nominee has been or was engaged in his or her present or last principal occupation, in the same or a similar position, for more than five years. The Board recommends that you vote "FOR" the election of each of the four nominees.

     BOBBY Y. FRANKLIN has served as a director of the Company since May 1999. Mr. Franklin has been the owner and operator of B&D Tire Company in Kingsland, Georgia, since 1979 and the owner of Franklin Properties in Hilliard, Florida, since 1979. Mr. Franklin served as past director and past president of the Georgia Tire and Retreaders Dealers Association.

     BENJAMIN E. WALKER has served as a director of the Company since August 1989. He served as Chairman of the Board of the Company from August 1994 to July 1996. Mr. Walker is a part-owner of M & W Sportswear, Inc., a local garment contracting company.


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
     JIMMIE ANN WARD has served as a director of the Company since August 1989. Mrs. Ward is Vice President of Ward Land Company and is a community volunteer in Turner County.

     FREDDIE J. WESTON, JR. has served as a director of the Company since August 1989. Mr. Weston served in the U.S. Army for more than twenty-five years, retiring in October 1981. From 1983 until his retirement in 2002, he served as the coordinator of Vocational Academic Education at Turner County High School, where he was Assistant Principal and Principal.

CONTINUING CLASS I DIRECTORS

     T. BRINSON BROCK has served as a director of the Company since August 1989 and as President and Chief Executive Officer of Community National Bank since March 24, 1998. Mr. Brock raises beef cattle, including purebred Angus, Clydesdale horses and draft horse crosses which he and his children show and
sell.   He serves as Vice President of the Turner County Cattlemen's
Association. He is an active member of the Agricultural Committee of the Georgia Banker's Association and has his certification for instruction in various American Institute of Banking and bank training programs. Mr. Brock is a member of both the Turner and Crisp County Chambers of Commerce. He is on the board of directors for the Easter Seal Foundation and is a deacon of Ashburn First Baptist Church, where he serves in various music and committee positions. He is a coordinator for the Governor's program of entrepreneurship development for the State of Georgia, a program sponsored by the local Chamber of Commerce and Moultrie Technical College.

     WILLIS R. COLLINS has served as director of the Company since August 1989. Mr. Collins served as a Commissioner of Turner County, Georgia from 1986 to 1993. He founded Cotton Warehouse, Inc. in 1988 and is a partner and manager of Arabi Gin Company.

     SHIRLEY CRAWFORD has served as a director of the Company since July 2002. She is a community volunteer in Turner County.

     DONALD M. CREWS has served as a director of the Company since May 1999. Mr. Crews has been the owner and operator of Furniture Factory Outlet, St. Marys, Georgia, since 1985. Mr. Crews also owns and manages real estate. Mr. Crews is a past director of the Camden/Kingsbay Chamber of Commerce and the Camden/Kingsbay Navy League and has served for seven years on the Better Business Committee for Camden County. Mr. Crews has served as a past president for the Kiwanis Club and has served as a director for 18 years.

     BENNY W. DENHAM has served as a director of the Company since August 1989. Mr. Denham is a co-owner of Denham Farms and has operated this farming business since 1951. Mr. Denham has been a director of Oglethorpe Power Company since 1988, and serves as its Chairman. He is also director of Irwin Electric Membership Corporation and currently serves as Chairman.

CONTINUING CLASS II DIRECTORS

     LLOYD G. EWING has served as a director of the Company since August 1989. Mr. Ewing joined Ewing Buick, Pontiac, GMC Trucks, Inc. in 1973 and has held various positions in that company. He is now its President and General Manager. Mr. Ewing is a former member of the Board of Directors of First Federal Savings Bank of Turner County.


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
     GRADY E. MOORE has served as a director of the Company since August 1989. Mr. Moore runs a row crop operation, G.M. Farms, Inc., which he has managed for the past 37 years.

     SARA RUTH RAINES currently serves as the Chairman of the Board of the Company. She has served as a director of the Company since August 1989. She is the founder of Raines Investment Group, Inc., which is a franchisee of Aaron's Sales and Leasing.

     JOE S. SHEPPARD has served as a director of the Company since May 1999. He has served as Chairman of the Board of Resource Systems, Inc., an Atlanta-based company engaged in the telecommunications business, for more than seven years.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     The Company's Board of Directors held four meetings during the year ended December 31, 2004. Each director attended at least 75% of the aggregate of the total number of board meetings and of the meetings of each board committee on which he or she served.

     The Board of Directors has established a standing Audit Committee composed of Willis R. Collins (Chairman), Lloyd G. Ewing and Benjamin E. Walker, each of whom is independent as defined in the listing standards of the Nasdaq Stock Market. The Board of Directors has determined that there is no "audit committee financial expert," as defined by the rules of the SEC, serving on the Audit Committee at this time. The Board believes that the current Audit Committee, as a whole, possesses the necessary financial sophistication, expertise, and understanding of the Company's business and industry to effectively oversee the Company's audit process and financial reporting, and to discharge the other responsibilities delineated in the Company's Audit Committee Charter, a copy of which was attached as Appendix A to the Company's proxy statement for its 2004 annual meeting of shareholders. The Board also believes that, given the size, industry, and financial resources of the Company, recruiting an individual who qualifies as an audit committee financial expert would be prohibitively expensive, if such an individual could be successfully recruited at all. The Board and the Audit Committee will continue to monitor the Audit Committee's performance and continue to assess the desirability of recruiting an audit committee financial expert. In 2004, the Audit Committee recommended the appointment of the Company's independent auditors, met with the independent auditors to review their report on the financial statements of the company, and carried out various other responsibilities.

     The Board of Directors has established a standing Nominating Committee composed of Ms. Raines and Messrs. Collins and Denham and has adopted a Nominating Committee Charter, a copy of which was attached as Appendix B to the Company's proxy statement for its 2004 annual meeting of shareholders.
See "Nominations Process" below for information regarding the Company's policies and procedures for director nominations.

NOMINATIONS PROCESS

     The Board of Directors has appointed a standing Nominating Committee and adopted a formal Nominating Committee Charter, which was attached as Appendix B to the Company's proxy statement for its 2004 annual meeting of shareholders. Each member of the Nominating Committee identified above is independent as defined by the rules of Nasdaq Stock Market.


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
     The Board of Directors and the Nominating Committee have never received a recommendation from a shareholder as to a candidate for nomination to the Board of Directors and therefore have not previously formed a policy with respect to consideration of such a candidate. However, it is the Nominating Committee's intent to consider any security holder nominees that may be put forth in the future. The Nominating Committee has not identified any specific, minimum qualifications or skills that it believes must be met by a nominee for director. It is the intent of the Nominating Committee to review from time to time the appropriate skills and characteristics of directors in the context of the current make-up of the Board and the requirements and needs of the Company at a given time. Given the current composition, stability and size of the Board of Directors and the Company and the fact that the director nominees are standing for re-election, the Board and the Nominating Committee have not considered other candidates for election at the upcoming Annual Meeting.

     Security holders wishing to nominate a candidate for consideration at the Annual Meeting of Shareholders in 2006 should submit the nominee's name, affiliation and other pertinent information along with a statement as to why such person should be considered for nomination. Such nominations should be addressed to the Nominating Committee in care of the Secretary of the Company and be received no later than 120 days before the date of the Annual Meeting of Shareholders. The Nominating Committee will evaluate any such nominees in a manner similar to that for all director nominees, considering the skills and characteristics of such nominees as well as the needs and best interests of the Company.

COMMUNICATION BETWEEN SECURITY HOLDERS AND THE BOARD OF DIRECTORS

     Security holders wishing to communicate with members of the Board of Directors should send a letter to the Secretary of the Company with instructions as to which director(s) is to receive the communication. The Secretary will forward the written communication to each member of the Board of Directors identified by the security holder or, if no individual director is identified, to all members of the Board of Directors. The Company has not in the past required members of the Board of Directors to attend each Annual Meeting of Shareholders because the formal meetings have been attended by relatively few shareholders, and have generally been very brief and procedural in nature. Three directors attended the 2004 Annual Meeting of Shareholders. The Board will continue to monitor shareholder interest and attendance at future meetings and reevaluate this policy as appropriate.

CODE OF ETHICS

     The Company has adopted a Code of Ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller, and any persons performing similar functions. The Code of Ethics was filed as Appendix C to the Company's proxy statement for its 2004 annual meeting of shareholders.


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
EXECUTIVE OFFICER

     Theron G. Reed, age 62, has served as the Company's President and Chief Executive Officer since June 2002. He is a co-founding director of the Company and served as its first President and Chief Executive Officer from November 1989 until March 1998. Mr. Reed served as president of Rockwood Industries from March 1998 to June 2002.

     The Board elects executive officers to serve until they are removed, replaced or resign.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid to the Company's Chief Executive Officer for each of the Company's last three completed fiscal years. No stock options were issued to or exercised by the Chief Executive Office during 2004, and the Chief Executive Officer did not hold any options to purchase the Company's common stock at December 31, 2004.

                                                 Annual Compensation
                                        --------------------------------------
                                                                   Other
      Name and               Fiscal                                Annual
Principal Position            Year       Salary       Bonus    Compensation(1)
------------------            ----       ------       -----    ---------------
Theron G. Reed                2004      $100,000     $10,000       $1,584
 President and Chief          2003      $100,000     $10,000       $1,584
 Executive Officer            2002(2)    $55,716      $1,500         -0-
________________

(1) Represents premiums paid in respect of a life insurance policy provided for Mr. Reed.
(2) Mr. Reed joined the Company as President and Chief Executive officer in June 2002.

DIRECTOR COMPENSATION

     Each director of the Company receives a monthly retainer of $500. Directors were not paid for attendance at scheduled or special meetings of the Board of Directors during 2004. Certain members of the Board of Directors also serve on the board of the Company's subsidiary bank, and such directors receive additional fees for attending the board meetings of the bank.


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
EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of April 1, 2005 regarding the Company's equity compensation plans.

                                                            Number of
                                                        securities remaining
                                                           available for
                             Number of     Weighted-      future issuance
                           securities to    average         under equity
                           be issued upon   exercise     compensation plans
                             exercise of    price of    (excluding securities
                             outstanding   outstanding      reflected in
                              options        options         column (a))
Plan category                    (a)           (b)               (c)
-------------                  -------       -------           -------
Equity compensation
 plans approved by
 security holders                --            --                --

Equity compensation plans
 not approved by security
 holders                       100,000(1)    $10.00              --
_________________________

(1) Represents warrants to purchase 100,000 shares of the Company's common stock at an exercise price of $10.00 per share.


                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting and audit processes on behalf of the Board of Directors. Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent auditors are responsible for performing an audit of the Company's consolidated financial statements prepared by management in accordance with generally accepted auditing standards, and for issuing a report thereon as to whether such financial statements fairly represent the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America. The Audit Committee monitors these processes, relying without independent verification on the information provided to us and on the representations made by management and the independent auditors. Among other things, the Audit Committee is also responsible for engaging the independent auditors, establishing their compensation, and for pre-approving all audit and permitted non-audit fees to be paid to the independent auditors.

     The Audit Committee has reviewed and discussed the Company's audited financial statements as of and for the fiscal year ended December 31, 2004 with management of the Company. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.


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
     The Audit Committee has reviewed with Francis & Company, C.P.A.s, the Company's independent auditors, their judgments on the quality, not just the acceptability, of the Company's accounting principles and such other matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has also received from Francis & Company, C.P.A.s, the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Francis & Company, C.P.A.s its independence from the Company.

     Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors (and the Board of Directors has approved) that the Company's audited financial statements be included in the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

                                              Willis R. Collins
                                              Lloyd G. Ewing
                                              Benjamin E. Walker

                                     INDEPENDENT AUDITORS

APPOINTMENT OF AUDITORS FOR FISCAL 2005

     Upon the recommendation of the Audit Committee, the Board has reappointed Francis & Company, C.P.A.s, as the independent public accounting firm to audit our financial statements for the fiscal year ending December 31, 2005. Representatives of Francis & Company, C.P.A.s, are not expected be present at the Annual Meeting.

FEES PAID TO THE COMPANY'S INDEPENDENT AUDITORS

     Audit Fees.  During the fiscal years ended December 31, 2004 and 2003,
audit fees of            $61,900 and $108,900, respectively, were billed to the
Company by Francis & Company for audits of the annual consolidated financial statements included in the Company's Annual Reports on Form 10-KSB and reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-QSB.

     Audit Related Fees. During the fiscal years ended December 31, 2004 and 2003, audit-related fees of $42,300 and $25,900, respectively, were billed to the Company by Francis & Company for services related to the sale of a subsidiary and services related to various accounting matters.

     Tax Fees. During the fiscal years ended December 31, 2004 and 2003, tax fees of $14,400 and $10,200, respectively, were billed to the Company by Francis & Company for services related to the preparation of the Company's annual state and federal tax returns and for tax planning services.

     All Other Fees. The Company was not billed any fees for any other services by Francis & Company during 2004 or 2003.

                                OWNERSHIP OF COMMON STOCK

     The following table sets forth, as of April 1, 2005, the number of shares of the Company's common stock owned by the Company's directors and executive officers. To the Company's knowledge, no individual or entity owns in excess of 5% of the Company's common stock.

                                           Amount and
                                           Nature of
                                           Beneficial          Percent of
Name                                      Ownership(1)           Class
----                                       --------              -----
T. Brinson Brock, Sr.                       84,695(2)             4.2%
Willis R. Collins                           92,165(3)             4.6%
Shirley Crawford                            95,222(4)             4.7%
Donald M. Crews                             31,510(5)             1.6%
Benny W. Denham                             32,830(6)             1.6%
Lloyd G. Ewing                              30,211                1.5%
Bobby Y. Franklin                           41,000(7)             2.0%
Grady E. Moore                              81,050(8)             4.0%
Sara Ruth Raines                            70,509(9)             3.5%
Theron G. Reed                              21,201                1.1%
Joe S. Sheppard                             22,000(10)            1.1%
Benjamin E. Walker                          79,861(11)            4.0%
Jimmie Ann Ward                             60,000                3.0%
Freddie J. Weston, Jr.                      15,000                0.7%

   All directors and executive officers
    as a group (14 persons)                757,254               36.9%
_____________________
(1) Information relating to beneficial ownership of common stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under
      Section 13(d) of the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to beneficially own shares of the Company's Common Stock if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. For purposes of this table, a person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days of March 26, 2004, such as by the exercise of stock options, and any such Common Stock not presently outstanding shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities owned by such person but shall not be deemed outstanding for the purpose of computing the percentage owned by any other person. The percentages are based on 2,008,595 shares of Common Stock outstanding as of April 1, 2005.
(2) Includes 1,024 shares owned by Mr. Brock's wife, as to which Mr. Brock disclaims beneficial ownership, and 2,797 shares held as custodian for Mr. Brock's children.
(3) Includes 45,132 shares owned by Mr. Collins's wife as to which he disclaims beneficial ownership.
(4) Includes 30,052 shares held by the Gene Crawford Family Trust, of which Ms. Crawford is a trustee.
(5) Includes the right to acquire 15,000 shares pursuant to currently exercisable warrants.
(6) Includes 4,788 shares owned by Mr. Denham's wife as to which he disclaims beneficial ownership.
(7) Includes the right to acquire 16,000 shares pursuant to currently exercisable warrants.
(8) Includes 5,000 shares owned by Mr. Moore's wife as to which he disclaims beneficial ownership.
(9) Includes 40,019 shares owned by Mrs. Raines' husband, as to which she disclaims beneficial ownership.
(10) Includes the right to acquire 11,000 shares pursuant to currently exercisable warrants.
(11) Includes 35,061 owned by the Walker Family Partnership. Also includes 12,300 shares owned by Mr. Walker's wife as to which he disclaims beneficial ownership.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the SEC thereunder require the Company's directors, executive officers, and any person beneficially owning more than 10% of the Company's common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company's common stock. Such persons are required by the regulations of the SEC to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of copies of Section 16(a) filings received by the Company and certain written representations of the Company's officers and directors, the Company believes, during the fiscal year ended December 31, 2004, all filings required under
Section 16(a) were made in a timely manner.


                                  RELATED PARTY TRANSACTIONS

     In July 2003, the Company borrowed $5.1 million from the son of Ms. Ward, a Company director, and used the proceeds of this loan (the "Affiliated Loan") to repay the outstanding balance on a bank line of credit. The Affiliated Loan had an interest rate tied to the prime rate, and called for quarterly interest payments and annual reduction in principal of 10%. The Affiliated Loan was required to be repaid in full by April 12, 2012. The Company used approximately $2.2 million of the proceeds from the sale of Cumberland National Bank, a wholly-owned subsidiary of the Company, in September 2003 to reduce the outstanding principal amount due under the Affiliated Loan to approximately $2.9 million. In July 2004, the Company received a loan from an unaffiliated commercial bank in the amount of $2.9 million, the proceeds of which were used to retire the Affiliated Loan. A portion of the proceeds of the sale of First National Bank, a wholly-owned subsidiary of the Company, in October 2004 was used to repay all remaining principal and interest outstanding under the loan to the unaffiliated commercial bank.

     The Company's wholly owned subsidiary, Community National Bank, extends loans from time to time to certain of the Company's directors, their associates and members of the immediate families of the directors and executive officers of the Company. These loans are made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or the Community National Bank, and do not involve more than the normal risk of collectability or present other unfavorable features.


                    OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

     The Board of Directors is not aware of any matters other than the election of directors that are to be brought before the meeting. However, if any other matter should be presented for consideration and voting, the persons named in the enclosed form of proxy intend to vote the proxy in accordance with their judgment of what is in the best interest of the company.

                                  ADDITIONAL INFORMATION

     Any record or beneficial owner of the Company's common stock may request a copy of the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2004. Any request for the Form 10-KSB should be in writing addressed to: Secretary, Community National Bancorporation, 561 East Washington Avenue, Ashburn, Georgia 31714. Shareholders may also view and download a copy of the Company's Annual Report on Form 10-KSB from the SEC's web site at www.sec.gov. The Company will provide copies of any exhibits to the Form 10-KSB upon request and upon the payment of its reasonable expenses in furnishing such exhibits.

                        COMMUNITY NATIONAL BANCORPORATION

     The undersigned hereby appoints Theron G. Reed to act, with full power of substitution and revocation, as proxy to appear and vote on behalf of the undersigned at the Annual Meeting of Shareholders of Community National Bancorporation (the "Company") to be held at The Thrasher House, 720 Hudson Avenue, Ashburn, Georgia 31714, on May 25, 2005 and at any adjournments or postponements thereof, for the following purposes:

(1)   ELECTION OF DIRECTORS

      ___  FOR the nominees listed below    ___  WITHHOLD AUTHORITY to vote for
           (except as indicated to the           all nominees listed below
            contrary below)

                          CLASS III (TERMS EXPIRING 2008)
             BOBBY Y. FRANKLIN                     JIMMIE ANN WARD
             BENJAMIN E. WALKER                    FREDDIE J. WESTON, JR.

     (To withhold authority to vote for any individual nominee(s), write that nominee's name(s) on the line below:)

     __________________________________________________________________________

(2) To transact and to vote in favor of or against such other business as may properly come before the meeting or any adjournment thereof.

This Proxy will be voted as directed, or, if no direction is indicated, will be voted "FOR" the above matters. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMMUNITY NATIONAL BANCORPORATION.

IMPORTANT: Please date this proxy and sign exactly as your name or names appear above. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity, please give your full title(s).

Do you plan to attend the Annual Meeting of Shareholders?       Yes        No
                                                            ___        ___

                                       Dated: __________________________________

                                       _________________________________________
                                       Signature

                                       _________________________________________
                                       Signature if held jointly

  IMPORTANT: PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAMES OR NAMES APPEAR ABOVE.